UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2012

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2012

Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.
(GDO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Corporate Defined Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	17

Statement of operations	18

Statements of changes in net assets	19

Statement of cash flows	20

Financial highlights	21

Notes to financial statements	22

Board approval of management and subadvisory agreements	35

Additional shareholder information	42

Dividend reinvestment plan	43

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Corporate Defined Opportunity Fund Inc. for the six-month reporting period ended April 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 31, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended April 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.8% in the third quarter of 2011. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department’s second estimate for first quarter 2012 GDP growth was 1.9%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined over the next six months and was 8.1% in April 2012, the lowest rate since January 2009. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, existing-home sales rose 3.4% on a seasonally adjusted basis in April 2012 versus the previous month. In addition, the NAR reported that the median existing-home price for all housing types was $177,400 in April 2012, up 10.1% from April 2011. Despite these positives, the inventory of unsold homes rose 9.5% in April versus the previous month.

After experiencing a soft patch in the summer of 2011, the manufacturing sector expanded at a stronger pace during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011, it had a reading of 50.6, its lowest reading in two years (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. After falling to 52.4 in February, the PMI rose to 53.4 in March and 54.8 in April. In addition, sixteen of the eighteen industries tracked by the Institute for Supply Management expanded in April. By comparison, fifteen and eleven industries expanded in March and February, respectively.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas. In April 2012, the International Monetary Fund (“IMF”) stated that “global growth is projected to drop from about 4.0% in 2011 to about 3.5% in 2012 because of weak activity during the second half of 2011 and the first half of 2012.” The IMF now anticipates 2012 growth will be -0.3% in the Eurozone and 2.0% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that growth will fall from approximately 5.8% in 2011 to 5.7% in 2012.

IV	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 2.17%, respectively. Two-year Treasuries hit their low for the reporting period of 0.21% in mid-January 2012, and ten-year Treasuries reached their reporting period trough of 1.83% in late January 2012. With the economy gathering some momentum, Treasury yields moved higher toward the end of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March and April given renewed fears over the European sovereign debt crisis. When the reporting period ended on April 30, 2012, two-year Treasury yields were 0.27% and ten-year Treasury yields were 1.95%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. Looking back, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” The Fed repeated this point at its meeting in April, saying “To support a stronger economic recovery and to help ensure that inflation, over time, is at the rate most consistent with its dual mandate, the Committee expects to maintain a highly accommodative stance for monetary policy.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December, the ECB lowered interest rates to 1.00%, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. With growth rates declining, both China and India lowered their cash reserve ratio for banks during the reporting period. This could be a precursor to lowering interest rates if global growth stalls further.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. A flight to quality occurred in November given fears regarding the European sovereign debt crisis. Risk appetite returned over the next three months of the period, due to some better-than-expected economic data in

Western Asset Global Corporate Defined Opportunity Fund Inc.	V

the U.S. and signs of progress in the European situation. However, concerns related to Europe triggered another bout of risk aversion in March and for much of April. For the six months ended April 30, 2012, the Barclays Capital U.S. Aggregate Indexv returned 2.44%.

Q. How did the high-yield market perform over the six months ended April 30, 2012?

A. The U.S. high-yield bond market generated a solid gain during the reporting period. The asset class declined during the first month of the period due to the escalating European sovereign debt crisis. Against this backdrop, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvi fell 2.16% in November. However, it rallied during four of the last five months of the period as risk appetite returned at times and investors looked to generate incremental yield in the low interest rate environment. All told, the high-yield market gained 6.91% for the six months ended April 30, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Despite periods of volatility, the asset class generated strong results for the six-month reporting period. In general, emerging market debt was supported by solid growth in developing countries and overall solid demand. These factors more than offset periods of weakness triggered by fears that China’s economy would experience a hard landing, geopolitical issues and decelerating growth in many developed countries. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 7.33% over the six months ended April 30, 2012.

Performance review

For the six months ended April 30, 2012, Western Asset Global Corporate Defined Opportunity Fund Inc. returned 7.14% based on its net asset value (“NAV”)viii and 11.31% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Global Aggregate Corporate Indexix, returned 2.41% for the same period. The Lipper Global Income Closed-End Funds Category Averagex returned 5.45% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.76 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$19.70 (NAV)	7.14%†
$19.28 (Market Price)	11.31%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in

VI	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary (cont’d)

accordance with the Fund’s Dividend Reinvestment Plan.

‡  Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GDO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 31, 2012

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are magnified in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Global Corporate Defined Opportunity Fund Inc.	VII

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The Barclays Capital Global Aggregate Corporate Index is the corporate component of the Barclays Capital Global Aggregate Index, which is comprised of several other Barclays Capital indices that measure fixed-income performance of regions around the world.

x

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

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Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of April 30, 2012 and October 31, 2011 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — April 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

_______________________

ABS	— Asset-Backed Securities
BC Global Aggregate	— Barclays Capital Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — April 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark as of the end of the reporting period.

______________________

ABS	— Asset-Backed Securities
BC Global Aggregate	— Barclays Capital Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

4	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 102.9%
Consumer Discretionary — 15.4%
Auto Components — 1.0%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	785,000	EUR	$ 862,457	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	1,420,000	EUR	2,048,823	(a)
Total Auto Components					2,911,280
Automobiles — 0.8%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	2,000,000		2,535,000
Diversified Consumer Services — 0.3%
Dignity Finance PLC, Secured Bonds	6.310%	12/31/23	520,813	GBP	1,004,915	(a)
Hotels, Restaurants & Leisure — 1.8%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,110,000
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,196,250
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/25	558,025	GBP	970,529
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,000,000		1,040,000	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,000,000		1,167,500
Total Hotels, Restaurants & Leisure					5,484,279
Household Durables — 0.8%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	2,500,000		2,350,000	(b)
Media — 9.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	2,030,000		2,207,625	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,766,250	(b)
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,146,819	(b)
Daily Mail & General Trust PLC, Senior Bonds	5.750%	12/7/18	1,280,000	GBP	2,108,866
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,730,000		2,089,793	(b)
ITV PLC, Senior Notes	10.000%	6/30/14	600,000	EUR	906,205
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	426,893	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000	EUR	1,197,949	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	920,000		1,060,300
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	684,000		584,820	(a)
Pearson PLC, Senior Bonds	7.000%	10/27/14	1,200,000	GBP	2,176,583
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	870,000		1,119,741	(b)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		1,983,269	(b)
United Business Media Ltd., Notes	5.750%	11/3/20	1,500,000		1,516,064	(a)
UPC Holding BV, Senior Secured Notes	9.750%	4/15/18	310,000	EUR	434,968	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,000,000	EUR	1,297,226	(a)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	5

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Videotron Ltee, Senior Notes	7.125%	1/15/20	2,000,000	CAD	$ 2,181,505	(a)
Vivendi SA, Senior Notes	4.750%	7/13/21	1,300,000	EUR	1,774,469
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	750,000	EUR	1,074,679	(a)
Total Media					28,054,024
Multiline Retail — 0.1%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	180,000		173,700
Specialty Retail — 1.3%
Edcon Proprietary Ltd., Senior Notes	4.126%	6/15/14	960,000	EUR	1,127,793	(a)(c)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	300,000	EUR	361,370	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	2,250,000		2,330,311
Total Specialty Retail					3,819,474
Total Consumer Discretionary					46,332,672
Consumer Staples — 6.9%
Food & Staples Retailing — 1.2%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,208,599	(b)
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,252,903
Total Food & Staples Retailing					3,461,502
Food Products — 1.1%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	700,000	GBP	1,175,791	(a)
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	530,000	EUR	708,577	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	360,000	EUR	480,106	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	801,000		941,175
Total Food Products					3,305,649
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	760,000		733,400	(a)
Tobacco — 4.4%
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,534,913	(b)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,218,097
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,858,624
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,875,617	(b)
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,810,302	(b)
Total Tobacco					13,297,553
Total Consumer Staples					20,798,104
Energy — 12.0%
Energy Equipment & Services — 0.1%
Parker Drilling Co., Senior Notes	9.125%	4/1/18	300,000		319,500
Oil, Gas & Consumable Fuels — 11.9%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		1,629,678	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,812,235		1,977,602	(a)

See Notes to Financial Statements.

6	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		$ 2,079,825	(b)
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	1,000,000		1,289,767	(b)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,566,287	(b)
Indo Energy Finance BV, Senior Notes	7.000%	5/7/18	470,000		486,450	(a)
KazMunayGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	980,000		1,040,015	(a)
KazMunayGaz Finance Sub BV, Senior Notes	11.750%	1/23/15	675,000		823,696	(a)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	1,180,000		1,396,616	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		338,849	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		2,069,882	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	750,000		824,265	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		1,076,075
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	760,000		916,546
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,228,435	(a)
Petronas Capital Ltd.	5.250%	8/12/19	700,000		799,106	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		2,032,012	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,500,000		1,695,000
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,701,800	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,050,000		1,136,678	(a)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	1,000,000		1,115,000
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	4,150,000		4,845,125	(a)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		686,400	(b)
Total Oil, Gas & Consumable Fuels					35,755,109
Total Energy					36,074,609
Financials — 33.3%
Capital Markets — 4.2%
Credit Suisse London, Subordinated Notes	6.750%	1/16/23	2,500,000	GBP	4,360,111	(c)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	1,300,000		900,250	(b)(c)
Goldman Sachs Group Inc.	5.500%	10/12/21	600,000	GBP	898,561
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,247,807
Merrill Lynch & Co. Inc., Senior Notes	7.750%	4/30/18	800,000	GBP	1,414,686
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,878,181
Total Capital Markets					12,699,596
Commercial Banks — 16.6%
Australia & New Zealand Banking Group Ltd., Subordinated Bonds	6.540%	6/15/12	450,000	GBP	737,407	(c)(d)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	7

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	$ 1,756,989
BankAmerica Capital II, Junior Subordinated Bonds	8.000%	12/15/26	800,000		810,000	(b)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	1,240,000		1,255,500	(a)(b)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	850,000		860,625	(a)
BB&T Capital Trust II, Junior Subordinated Notes	6.750%	6/7/36	660,000		675,327	(b)
BB&T Capital Trust IV, Junior Subordinated Debentures	6.820%	6/12/57	2,700,000		2,737,125	(b)(c)
BBVA International Preferred SA Unipersonal	9.100%	10/21/14	400,000	GBP	551,786	(c)(d)
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,715,609
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	444,753	(c)(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		2,239,050	(a)(c)(d)
Fortis Bank SA/NV, Junior Subordinated Notes	4.625%	10/27/14	1,900,000	EUR	1,847,290	(a)(c)(d)
Fortis Bank SA/NV, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,646,177
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	1,900,000	EUR	2,323,888	(c)(d)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	4,583,174	(c)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,000,000		925,838	(a)
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	509,592	(c)(d)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	520,000		539,867	(a)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	66,000	GBP	78,191	(a)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	3,961,472	(c)
National Capital Trust I	5.620%	12/17/18	266,000	GBP	362,707	(a)(c)(d)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,549,183	(a)(c)(d)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	90,000		93,637	(a)(b)(c)(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	4,000,000		3,947,512	(b)
Royal Bank of Scotland PLC, Senior Notes	5.375%	9/30/19	1,300,000	EUR	1,764,781
Santander Finance Preferred SA Unipersonal, Subordinated Bonds	11.300%	7/27/14	350,000	GBP	556,655	(c)(d)
Santander Issuances SAU, Notes	5.911%	6/20/16	2,000,000		1,956,820	(a)
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	637,362	(c)(d)
Societe Generale, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	1,910,781	(c)(d)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,795,624	(a)

See Notes to Financial Statements.

8	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	$ 1,857,169
USB Capital XIII Trust, Junior Subordinated Notes	6.625%	12/15/39	1,500,000		1,534,479	(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	6/8/12	760,000		707,750	(c)(d)
Total Commercial Banks					49,874,120
Consumer Finance — 2.2%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,865,955	(b)(c)
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	146,000	EUR	196,644
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,880,000		2,006,900	(b)
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	2,400,000		2,460,288	(b)
Total Consumer Finance					6,529,787
Diversified Financial Services — 6.5%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	1,000,000		1,012,500	(a)
Bank of America Corp., Senior Notes	6.500%	8/1/16	110,000		120,377
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	2,028,717
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	3,000,000		3,030,000
FCE Bank PLC, Senior Notes	5.125%	11/16/15	900,000	GBP	1,511,731
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,076,301	(a)(c)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,237,500	(b)(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,000,000		3,375,000	(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,130,000		1,141,432	(b)
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	560,000	EUR	787,980	(a)
JPMorgan Chase Capital XVIII, Bonds	6.950%	8/17/36	1,440,000		1,450,800	(b)
JPMorgan Chase Capital XXVII, Junior Subordinated Notes	7.000%	11/1/39	1,000,000		1,012,500	(b)
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	734,405	(c)(d)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	800,000	EUR	1,056,313	(a)
Total Diversified Financial Services					19,575,556
Insurance — 3.8%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,200,000		1,457,634	(b)
Aviva PLC, Subordinated Notes	5.250%	10/2/23	1,300,000	EUR	1,674,521	(c)
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	512,934	(c)(d)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		1,645,000	(a)(c)(d)
ELM BV	5.252%	5/25/16	550,000	EUR	629,386	(c)(d)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,669,581	(a)
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	482,417	(c)(d)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	9

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — continued
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		$ 335,250	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	612,211	(c)(d)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	958,349	(a)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,350,636	(b)
Total Insurance					11,327,919
Total Financials					100,006,978
Health Care — 2.8%
Health Care Equipment & Supplies — 0.1%
Ontex IV, Senior Notes	9.000%	4/15/19	430,000	EUR	441,123	(a)
Health Care Providers & Services — 2.2%
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	450,000	GBP	642,668	(a)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,264,497	(b)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,000,000		1,160,000
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,648,766	(b)
Total Health Care Providers & Services					6,715,931
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	1,451,769	(a)
Total Health Care					8,608,823
Industrials — 6.6%
Airlines — 3.8%
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	1,552,280
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	3,352,902		3,637,898
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	4,430,000		4,557,363	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,500,000		1,556,250	(a)
United Airlines, Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	84,464		96,399	(b)
Total Airlines					11,400,190
Building Products — 0.2%
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	454,000	EUR	591,946	(a)
Commercial Services & Supplies — 0.6%
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,691,263	(b)
Construction & Engineering — 0.5%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,450,000		1,624,000	(a)
Marine — 0.1%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	259,000		242,812	(e)(f)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	180,000		175,050	(a)
Total Marine					417,862

See Notes to Financial Statements.

10	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Road & Rail — 0.9%
FirstGroup PLC, Senior Bonds	8.125%	9/19/18	1,150,000	GBP	$ 2,197,932
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	150,000	EUR	198,059	(a)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	155,000		163,137
Total Road & Rail					2,559,128
Transportation — 0.5%
CMA CGM, Senior Notes	8.500%	4/15/17	1,000,000		635,000	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,100,000	EUR	917,324	(a)
Total Transportation					1,552,324
Total Industrials					19,836,713
Information Technology — 1.0%
Communications Equipment — 0.7%
Brocade Communications Systems Inc., Senior Secured Notes	6.625%	1/15/18	2,000,000		2,110,000	(b)
Software — 0.3%
Lawson Software Inc., Senior Notes	10.000%	4/1/19	620,000	EUR	828,901	(a)
Total Information Technology					2,938,901
Materials — 8.3%
Chemicals — 1.3%
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	606,000	EUR	784,114	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	1,500,000		1,702,500	(b)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,100,000	EUR	1,325,024	(a)
Total Chemicals					3,811,638
Construction Materials — 0.3%
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	902,495
Containers & Packaging — 0.4%
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	200,000	EUR	242,899	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		931,200	(a)
Total Containers & Packaging					1,174,099
Metals & Mining — 5.2%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,100,000		1,223,750	(a)
Evraz Group SA, Notes	8.875%	4/24/13	460,000		484,265	(a)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		492,345	(a)
Evraz Group SA, Notes	6.750%	4/27/18	930,000		899,217	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,380,000		1,576,650	(a)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	1,000,000		1,046,875
New World Resources NV, Senior Bonds	7.375%	5/15/15	530,000	EUR	705,069	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,680,000		1,871,629	(b)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		775,185	(b)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,873,483
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		406,371	(b)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	11

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,570,000		$ 1,640,650	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		269,750	(a)
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,406,913
Total Metals & Mining					15,672,152
Paper & Forest Products — 1.1%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,448,252	(b)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,500,000		1,027,500	(g)
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	640,000	EUR	914,942	(a)
Total Paper & Forest Products					3,390,694
Total Materials					24,951,078
Telecommunication Services — 10.3%
Diversified Telecommunication Services — 7.7%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	260,000		201,500	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	373,000		294,670	(a)
British Telecommunications PLC, Senior Bonds	8.500%	12/7/16	1,200,000	GBP	2,378,689
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	2,000,000		2,190,000	(a)(b)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,800,000		1,872,000
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		679,250	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,822,582	(b)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	266,000	EUR	373,231	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	224,000	EUR	315,782	(a)
Telecom Italia SpA, Senior Notes	5.375%	1/29/19	1,400,000	EUR	1,851,900
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		1,856,596
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		1,850,118	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		1,251,775	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	910,706	(a)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		207,500	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	2,010,000		1,914,525	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,920,964	EUR	2,244,004	(a)(e)
Total Diversified Telecommunication Services					23,214,828
Wireless Telecommunication Services — 2.6%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,426,109	(b)
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		787,118	(b)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,500,000		1,447,500
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	500,000	GBP	736,391	(a)

See Notes to Financial Statements.

12	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — continued
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		$ 564,375	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		1,705,000	(b)
Total Wireless Telecommunication Services					7,666,493
Total Telecommunication Services					30,881,321
Utilities — 6.3%
Electric Utilities — 2.3%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	124,542		139,954
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,986,600	(a)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	1,075,720
Scottish & Southern Energy PLC, Senior Notes	5.750%	2/5/14	1,200,000	GBP	2,080,243
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	2,500,000		1,562,500	(a)
Total Electric Utilities					6,845,017
Gas Utilities — 0.4%
Wales & West Utilities Finance PLC, Senior Secured Bonds	5.125%	12/2/16	650,000	GBP	1,160,933
Independent Power Producers & Energy Traders — 1.7%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	1,000,000		1,075,000	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,473,960	(a)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	512,000		567,680	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,948,589		1,987,560
Total Independent Power Producers & Energy Traders					5,104,200
Multi-Utilities — 1.9%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	2,337,634
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,461,075	(a)
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	1,943,544
Total Multi-Utilities					5,742,253
Total Utilities					18,852,403
Total Corporate Bonds & Notes (Cost — $301,757,849)					309,281,602
Asset-Backed Securities — 3.1%
Argent Securities Inc., 2004-W10 A2	0.629%	10/25/34	816,891		722,626	(c)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.214%	6/25/33	2,122,474		1,750,063	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.390%	11/15/36	812,447		597,788	(c)
Home Equity Asset Trust, 2004-8 M1	1.109%	3/25/35	641,516		546,747	(c)
National Collegiate Student Loan Trust, IO, 2004-2 AIO	9.750%	10/27/14	2,377,500		145,622	(f)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	13

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
National Collegiate Student Loan Trust, IO, 2007-2 AIO	6.700%	7/25/12	5,129,813		$ 166,719	(f)
Park Place Securities Inc., 2004-WCW1 M2	0.919%	9/25/34	1,900,000		1,725,515	(c)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	4.970%	9/25/33	1,925,054		1,964,701
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	379,502		385,835	(c)
Soundview Home Equity Loan Trust, 2005-3 M2	1.019%	6/25/35	321,776		305,297	(c)
Structured Asset Securities Corp., 2002-HF1 A	0.819%	1/25/33	1,344,708		1,129,280	(c)
Total Asset-Backed Securities (Cost — $9,143,179)					9,440,193
Collateralized Mortgage Obligations — 2.4%
ARM Trust, 2004-5 4A1	5.180%	4/25/35	938,862		909,883	(c)
Bayview Commercial Asset Trust, IO, 2005-2A	2.870%	8/25/35	22,783,219		96,869	(a)
Bear Stearns ARM Trust, 2005-12 24A1	5.487%	2/25/36	97,509		69,125	(c)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	2.849%	7/27/36	497,109		493,324	(a)(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	339,446		341,146	(a)
Harborview Mortgage Loan Trust, 2004-10 4A	2.809%	1/19/35	426,296		415,207	(c)
JPMorgan Mortgage Trust, 2005-A5 1A2	4.935%	8/25/35	1,900,000		1,645,332	(c)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.337%	4/25/31	2,025,406		1,577,428	(c)
Sequoia Mortgage Trust, 2003-3 A1	0.900%	7/20/33	807,397		779,018	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-0A5 1A	0.909%	6/25/47	1,027,782		687,721	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.395%	9/25/36	112,409		81,560	(c)
Total Collateralized Mortgage Obligations (Cost — $6,912,746)					7,096,613
Convertible Bonds & Notes — 0.1%
Industrials — 0.1%
Marine — 0.1%
Horizon Lines Inc., Senior Secured Notes	6.000%	4/15/17	303,272		227,454	(e)(f)
Horizon Lines Inc., Senior Secured Notes	6.000%	4/15/17	84,242		25,273	(e)(f)
Total Convertible Bonds & Notes (Cost — $436,277)					252,727
Sovereign Bonds — 7.9%
Brazil — 1.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	556,000	BRL	296,833
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,779,000	BRL	4,074,553
Total Brazil					4,371,386
Chile — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,595,825	(a)

See Notes to Financial Statements.

14	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
India — 0.6%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	1,900,000		$ 1,771,750	(a)(c)
Malaysia — 0.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,270,000	MYR	764,718
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	1,209,000	PEN	541,559
Russia — 1.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	3,070,000		3,269,550	(a)
United Arab Emirates — 0.7%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	430,000		462,435	(a)
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,538,083	(a)
Total United Arab Emirates					2,000,518
United Kingdom — 0.7%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,978,654
Venezuela — 2.5%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,293,000		4,816,630	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,000,000		2,670,000
Total Venezuela					7,486,630
Total Sovereign Bonds (Cost — $21,670,711)					23,780,590

			Shares
Common Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
Horizon Lines Inc., Class A Shares (Cost — $83,790)			7,978		21,221	*
Convertible Preferred Stocks — 0.6%
Financials — 0.6%
Diversified Financial Services — 0.6%
Citigroup Inc. (Cost — $2,073,750)	7.500%		17,500		1,705,725
Preferred Stocks — 0.0%
Financials — 0.0%
Diversified Financial Services — 0.0%
Citigroup Capital XIII (Cost — $80,711)	7.875%		3,050		81,221	(c)
Total Investments Before Short-Term Investments (Cost — $342,159,013)					351,659,892

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	15

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 4.0%
Repurchase Agreements — 4.0%
Deutsche Bank Securities Inc. repurchase agreement dated 4/30/12; Proceeds at maturity — $12,000,063; (Fully collateralized by U.S. government agency obligations, 1.120% due 12/15/14; Market value — $12,240,005) (Cost — $12,000,000)	0.190%	5/1/12	12,000,000	$ 12,000,000
Total Investments — 121.0% (Cost — $354,159,013#)				363,659,892
Liabilities in Excess of Other Assets — (21.0)%				(63,099,666)
Total Net Assets — 100.0%				$300,560,226

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)	Security has no maturity date. The date shown represents the next call date.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(g)	The coupon payment on these securities is currently in default as of April 30, 2012.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

	ARM	— Adjustable Rate Mortgage
	BRL	— Brazilian Real
	CAD	— Canadian Dollar
	EUR	— Euro
	GBP	— British Pound
	IO	— Interest Only
	MYR	— Malaysian Ringgit
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol

See Notes to Financial Statements.

16	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.

Summary of Investments by Country†

United States	38.8%
United Kingdom	12.5
Brazil	5.1
Russia	4.0
Netherlands	3.6
France	3.1
Australia	2.5
Mexico	2.4
Luxembourg	2.3
Venezuela	2.1
Spain	2.1
Switzerland	1.7
Italy	1.5
Chile	1.2
Qatar	1.2
Germany	1.1
United Arab Emirates	1.1
Belgium	1.1
Jersey	1.1
India	1.0
Malaysia	1.0
Canada	1.0
Colombia	1.0
Trinidad and Tobago	0.9
Cayman Islands	0.6
South Africa	0.5
Kazakhstan	0.5
Ireland	0.5
Bermuda	0.3
Panama	0.3
Austria	0.3
Sweden	0.2
Peru	0.1
Short-Term Investments	3.3
100.0%

†  As a percentage of total investments. Please note that Fund holdings are as of April 30, 2012 and are subject to change.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

April 30, 2012

Assets:
Investments, at value (Cost — $354,159,013)	$363,659,892
Foreign currency, at value (Cost — $1,017,871)	1,027,474
Cash	86,233
Interest receivable	7,692,361
Unrealized appreciation on forward foreign currency contracts	166,857
Deposits with brokers for open futures contracts	85,000
Receivable for securities sold	48,583
Principal paydown receivable	981
Prepaid expenses	22,058
Other assets	54,700
Total Assets	372,844,139

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	70,000,000
Unrealized depreciation on forward foreign currency contracts	1,838,409
Investment management fee payable	242,054
Interest payable (Note 3)	61,997
Payable for securities purchased	48,583
Payable to broker — variation margin on open futures contracts	2,719
Directors’ fees payable	551
Accrued expenses	89,600
Total Liabilities	72,283,913
Total Net Assets	$300,560,226

Net Assets:
Par value ($0.001 par value, 15,257,628 shares issued and outstanding; 100,000,000 shares authorized)	$ 15,258
Paid-in capital in excess of par value	290,646,077
Overdistributed net investment income	(2,008,187)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	4,080,160
Net unrealized appreciation on investments, futures contracts and foreign currencies	7,826,918
Total Net Assets	$300,560,226

Shares Outstanding	15,257,628

Net Asset Value	$19.70

See Notes to Financial Statements.

18	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2012

Investment Income:
Interest	$ 12,375,499
Dividends	68,627
Total Investment Income	12,444,126

Expenses:
Investment management fee (Note 2)	1,461,493
Interest expense (Note 3)	377,995
Audit and tax	28,231
Directors’ fees	26,107
Legal fees	25,034
Transfer agent fees	24,503
Shareholder reports	18,730
Custody fees	15,968
Fund accounting fees	13,885
Stock exchange listing fees	7,891
Insurance	3,782
Miscellaneous expenses	3,858
Total Expenses	2,007,477
Net Investment Income	10,436,649

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(535,842)
Futures contracts	(106,458)
Foreign currency transactions	6,796,118
Net Realized Gain	6,153,818
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,967,531
Futures contracts	12,703
Foreign currencies	(3,550,173)
Change in Net Unrealized Appreciation (Depreciation)	3,430,061
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	9,583,879
Increase in Net Assets from Operations	$ 20,020,528

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended April 30, 2012 (unaudited) and the Year Ended October 31, 2011	2012	2011
Operations:
Net investment income	$ 10,436,649	$ 21,144,970
Net realized gain (loss)	6,153,818	(4,406,070)
Change in net unrealized appreciation (depreciation)	3,430,061	(12,227,630)
Increase in Net Assets From Operations	20,020,528	4,511,270

Distributions to Shareholders From (Note 1):
Net investment income	(11,295,052)	(22,494,570)
Net realized gains	(356,163)	(1,173,511)
Decrease in Net Assets From Distributions to Shareholders	(11,651,215)	(23,668,081)

Fund Share Transactions:
Reinvestment of distributions (36,997 and 0 shares reinvested, respectively)	696,120	—
Increase in Net Assets From Fund Share Transactions	696,120	—
Increase (Decrease) in Net Assets	9,065,433	(19,156,811)

Net Assets:
Beginning of period	291,494,793	310,651,604
End of period*	$300,560,226	$291,494,793
* Includes overdistributed net investment income of:	$(2,008,187)	$(1,149,784)

See Notes to Financial Statements.

20	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2012

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$ 20,020,528
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(17,228,345)
Proceeds from sales of portfolio securities	27,236,092
Net purchases, sales and maturities of short-term investments	(4,601,000)
Net amortization of premium (accretion of discount)	862,264
Increase in receivable for securities sold	(48,583)
Increase in interest receivable	(41,733)
Increase in receivable from principal paydown	(981)
Increase in prepaid expenses	(9,576)
Increase in cash collateral with brokers	(85,000)
Increase in payable for securities purchased	48,583
Decrease in investment management fee payable	(2,922)
Increase in Directors’ fee payable	551
Decrease in interest payable	(12,957)
Decrease in accrued expenses	(18,411)
Change in payable to broker — variation margin on open futures contracts	(28,750)
Net realized loss on investments	535,842
Change in unrealized depreciation of investments and forward foreign currency contracts	(3,376,983)
Net Cash Provided by Operating Activities*	23,248,619

Cash Flows from Financing Activities
Distribution paid on common stock	(12,895,725)
Net proceeds from reverse repurchase agreements	(10,030,489)
Net Cash Used in Financing Activities	(22,926,214)
Net Increase in Cash	322,405
Cash at Beginning of Period	791,302
Cash at End of Period	$ 1,113,707

Supplemental Disclosure of Cash Flow Information:
Proceeds from reinvestment of distributions	$ 696,120

*  Included in operating expenses is cash of $390,952 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	21

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2012[1,2]	2011[2]	2010[2,3]

Net asset value, beginning of period	$19.15	$20.41	$19.06 [4]

Income (loss) from operations:
Net investment income	0.69	1.39	1.21
Net realized and unrealized gain (loss)	0.62	(1.09)	1.44
Total income from operations	1.31	0.30	2.65

Less distributions from:
Net investment income	(0.74)	(1.48)	(1.30)
Net realized gains	(0.02)	(0.08)	—
Total distributions	(0.76)	(1.56)	(1.30)

Net asset value, end of period	$19.70	$19.15	$20.41

Market price, end of period	$19.28	$18.05	$19.08
Total return, based on NAV[5,6]	7.14%	2.13%	14.87%
Total return, based on Market Price[7]	11.31%	2.97%	2.33%

Net assets, end of period (000s)	$300,560	$291,495	$310,652

Ratios to average net assets:
Gross expenses	1.39%[8]	1.40%	1.35%[8]
Net expenses[9]	1.39 [8]	1.40	1.34 [8,10]
Net investment income	7.21 [8]	7.05	6.76 [8]

Portfolio turnover rate	5%	16%	18%

Supplemental data:
Loans Outstanding, End of Period (000s)	—	—	$50,000
Asset Coverage for Loan Outstanding	—	—	721%
Weighted Average Loan (000s)	—	$21,644	$48,044
Weighted Average Interest Rate on Loans	—	1.16%	1.18%

1	For the six months ended April 30, 2012 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	For the period November 24, 2009 (commencement of operations) through October 31, 2010.
4	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
5

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6

The total return calculation assumes that distributions are invested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

7

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8	Annualized.
9	The impact of compensating balance arrangements, if any, was less than 0.01%.
10	The investment manager has agreed to reimburse all organization expenses.

See Notes to Financial Statements.

22	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	23

has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

24	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•       Level 1 — quoted prices in active markets for identical investments

•       Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•       Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$309,281,602	—	$309,281,602
Asset-backed securities	—	9,273,474	$166,719	9,440,193
Collateralized mortgage obligations	—	7,096,613	—	7,096,613
Convertible bonds & notes	—	252,727	—	252,727
Sovereign bonds	—	23,780,590	—	23,780,590
Common stocks	$ 21,221	—	—	21,221
Convertible preferred stocks	1,705,725	—	—	1,705,725
Preferred stocks	81,221	—	—	81,221
Total long-term investments	$1,808,167	$349,685,006	$166,719	$351,659,892
Short-term investments†	—	12,000,000	—	12,000,000
Total investments	$1,808,167	$361,685,006	$166,719	$363,659,892
Other financial instruments:
Forward foreign currency contracts	—	$ 166,857	—	$ 166,857
Total	$1,808,167	$361,851,863	$166,719	$363,826,749

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$18,726	—	—	$ 18,726
Forward foreign currency contracts	—	$1,838,409	—	1,838,409
Total	$18,726	$1,838,409	—	$1,857,135

†       See Schedule of Investments for additional detailed categorizations.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	25

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes	Asset- Backed Securities	Total
Balance as of October 31, 2011	$ 229,800	—	$ 229,800
Accrued premiums/discounts	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)[1]	10,200	—	10,200
Purchases	—	—	—
Sales	(240,000)	—	(240,000)
Transfers into Level 3[2]	—	$166,719	166,719
Transfers out of Level 3	—	—	—
Balance as of April 30, 2012	—	$166,719	$ 166,719
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2012	—	—	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1        This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

2        Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the

26	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	27

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

28	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	29

non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,838,409. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

30	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $30,911 of Federal excise tax attributable to calendar year 2011. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd. (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	31

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s daily managed assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$17,228,345
Sales	27,236,092

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 23,200,581
Gross unrealized depreciation	(13,699,702)
Net unrealized appreciation	$ 9,500,879

At April 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 10-Year Notes	8	6/12	$1,049,044	$1,058,250	$(9,206)
U.S. Treasury 30-Year Bonds	11	6/12	1,562,105	1,571,625	(9,520)
Net unrealized loss on open futures contracts					$(18,726)

32	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Transactions in reverse repurchase agreements for the Fund during the six months ended April 30, 2012 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$75,952,158	1.00%	$80,030,489

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.60% to 1.08% during the six months ended April 30, 2012. Interest expense incurred on reverse repurchase agreements totaled $377,995.

At April 30, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate		Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Barclays Capital Inc.	0.97	%*	2/1/2012	8/10/2012	$70,000,000

*  Interest rate on the reverse repurchase agreement resets daily. Interest rate disclosed is as of April 30, 2012.

On April 30, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $87,911,451.

At April 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	Citibank N.A.	1,069,000	$ 558,947	5/15/12	$ (6,362)
Brazilian Real	Citibank N.A.	1,070,810	559,893	5/15/12	(6,223)
British Pound	Morgan Stanley	800,000	1,298,170	5/16/12	40,626
Euro	Citibank N.A.	250,000	330,946	5/16/12	4,809
Euro	Morgan Stanley	600,000	794,271	5/16/12	(1,575)
Euro	Morgan Stanley	800,000	1,059,029	5/16/12	8,216
Euro	Morgan Stanley	100,000	132,379	5/16/12	844
Euro	Morgan Stanley	200,000	264,757	5/16/12	1,600
Euro	UBS AG	300,000	397,136	5/16/12	4,769
					46,704

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report	33

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Brazilian Real	Citibank N.A.	4,242,270	$2,218,151	5/15/12	$ 85,177
British Pound	Citibank N.A.	250,000	405,678	5/16/12	(12,483)
British Pound	Morgan Stanley	15,801,741	25,641,692	5/16/12	(724,795)
British Pound	Morgan Stanley	800,000	1,298,170	5/16/12	(34,658)
British Pound	UBS AG	500,000	811,357	5/16/12	(26,506)
British Pound	UBS AG	300,000	486,814	5/16/12	(15,559)
Canadian Dollar	Morgan Stanley	2,000,000	2,023,889	5/16/12	(23,969)
Euro	Citibank N.A.	200,000	264,757	5/16/12	2,169
Euro	Citibank N.A.	600,000	794,271	5/16/12	7,647
Euro	Morgan Stanley	51,733,123	68,483,565	5/16/12	(975,721)
Euro	UBS AG	1,071,247	1,418,101	5/16/12	(10,558)
Euro	UBS AG	4,500,000	5,957,035	5/16/12	11,000
					(1,718,256)
Net unrealized loss on open forward foreign currency contracts					$(1,671,552)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2012.

ASSET DERIVATIVES1

Foreign Exchange Risk
Forward foreign currency contracts	$166,857

LIABILITY DERIVATIVES1

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$18,726	—	$ 18,726
Forward foreign currency contracts	—	$1,838,409	1,838,409
Total	$18,726	$1,838,409	$1,857,135

1        Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2        Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes.

Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in

34	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(106,458)	—	$ (106,458)
Forward foreign currency contracts	—	$6,902,379	6,902,379
Total	$(106,458)	$6,902,379	$6,795,921

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$12,703	—	$ 12,703
Forward foreign currency contracts	—	$(3,590,548)	(3,590,548)
Total	$12,703	$(3,590,548)	$(3,577,845)

During the six months ended April 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$ 2,605,518
Forward foreign currency contracts (to buy)	4,104,145
Forward foreign currency contracts (to sell)	107,363,378

5. Distributions subsequent to April 30, 2012

On February 10, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.1275 per share, payable on March 30, 2012, April 27, 2012 and May 25, 2012 to shareholders of record on March 23, 2012, April 20, 2012 and May 18, 2012, respectively. The May record date distributions were made subsequent to the period end of this report.

On May 10, 2012, the Board declared three distributions, each in the amount of $0.1275 per share, payable on June 29, 2012, July 27, 2012 and August 31, 2012 to shareholders of record on June 22, 2012, July 20, 2012 and August 24, 2012, respectively.

6. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Western Asset Global Corporate Defined Opportunity Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global Corporate Defined Opportunity Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager and the Manager’s affiliates, Western Asset Management Company (“Western Asset”) Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset and Western Asset London together are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2011, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Subadvisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-

36	Western Asset Global Corporate Defined Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its

Western Asset Global Corporate Defined Opportunity Fund Inc.	37

investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub- Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged global income closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of eight funds for the 1-year period ended June 30, 2011. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2011 was ranked seventh among the eight funds in the Performance Universe for that period and was significantly worse than the median performance for the Performance Universe. In explaining the Fund’s relative underperformance, the Manager noted that the Performance Universe was small (making meaningful comparisons difficult) and included a number of strategies different from the Fund’s strategy, including global high yield strategies. The Performance Universe included two global high yield funds managed by Western Asset. The Fund focuses on investment grade corporate bonds, which underperformed high yield bonds over the

38	Western Asset Global Corporate Defined Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

year. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements for an additional period not to exceed one year would be in the interests of the Fund and its shareholders.

Management Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and seven other leveraged global income closed-end funds, as classified by Lipper. The Expense Universe funds had net common share assets ranging from $108.1 million to $1.75 billion. Five of the other funds in the Expense Universe were larger than the Fund and two of the other funds were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on a contractual basis was ranked fourth among the eight funds in the Expense Universe and was better (i.e., lower) than the Expense Universe median for that expense component. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) compared on the basis of common assets only was ranked third among the funds in the Expense Universe and also was better than the Expense Universe median. However,

Western Asset Global Corporate Defined Opportunity Fund Inc.	39

the Fund’s actual Management Fee compared on the basis of common assets and leveraged assets was ranked sixth among the funds in the Expense Universe and was worse (i.e., higher) than the Expense Universe median for that expense component. The Fund’s actual total expenses compared on the basis of common assets only were ranked first (lowest) and on the basis of both common and leveraged assets were ranked third among the funds in the Expense Universe and, in each case, were better than the Expense Universe median. The Board also noted that the small number of funds in the Expense Universe and the Fund’s limited operating history made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2011 and March 31, 2010. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received

40	Western Asset Global Corporate Defined Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset. The Board did not consider the reported profitability to the Manager in providing services to the Fund to be such as to support a determination against continuation of the Management Agreement and the Sub-Advisory Agreements, especially in light of the limited operating history and performance record of the Fund, but determined that it did merit monitoring at the current level.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other Benefits to the Manager and the Sub-Advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in

Western Asset Global Corporate Defined Opportunity Fund Inc.	41

connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

42	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. was held on February 24, 2012 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	13,301,844	219,439
R. Jay Gerken	13,332,276	189,007
William R. Hutchinson	13,358,114	163,169

At April 30, 2012, in addition to Leslie H. Gelb, R. Jay Gerken and William R. Hutchinson, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Riordan Roett
Jeswald W. Salacuse

Western Asset Global Corporate Defined Opportunity Fund Inc.	43

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

44	Western Asset Global Corporate Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset

Global Corporate Defined Opportunity Fund Inc.

Directors Carol L. Colman	Western Asset Global Corporate Defined Opportunity Fund Inc.	Independent registered public accounting firm
Daniel P. Cronin	620 Eighth Avenue	KPMG LLP
Paolo M. Cucchi	49th Floor	345 Park Avenue
Leslie H. Gelb	New York, NY 10018	New York, NY 10154
R. Jay Gerken
Chairman	Investment manager	Legal counsel
William R. Hutchinson	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
Riordan Roett		425 Lexington Avenue
Jeswald W. Salacuse	Subadvisers	New York, NY 10017
Western Asset Management Company
Officers	Western Asset Management Company Limited	New York Stock Exchange Symbol
R. Jay Gerken	Western Asset Management Company Ltd	GDO
President and	Western Asset Management Company Pte. Ltd.
Chief Executive Officer
Richard F. Sennett	Custodian
Principal Financial Officer	State Street Bank and Trust Company
Ted P. Becker	1 Lincoln Street
Chief Compliance Officer	Boston, MA 02111
Vanessa A. Williams
Identity Theft Prevention Officer	Transfer agent
Robert I. Frenkel	American Stock Transfer & Trust Company
Secretary and Chief Legal Officer	59 Maiden Lane
Thomas C. Mandia	New York, NY 10038
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or subadvised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•       Personal information included on applications or other forms;

•       Account balances, transactions, and mutual fund holdings and positions;

•       Online account access user IDs, passwords, security challenge question responses; and

•       Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•       Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•       Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•       The Funds’ representatives such as legal counsel, accountants and auditors; and

•       Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global Corporate
Defined Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX012645 6/12 SR12-1665

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	June 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	June 22, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	June 22, 2012